THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED FOR VALUE, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE OR IN THE ABSENCE OF AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION UNDER SUCH ACT OR ACTS IS NOT REQUIRED.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES OF SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"), OR THE SECURITIES LAWS OF CANADA OR ANY PROVINCE THEREOF ("CANADIAN ACT"). SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA ("UNITED STATES") OR IN CANADA, OR IN THEIR JURISDICTION (COLLECTIVELY "NORTH AMERICA"), OR TO OR FOR THE BENEFIT OF ANY PERSON WHO IS A NATIONAL, CITIZEN, OR RESIDENT, OR NORMALLY A RESIDENT, THEREOF, THE ESTATE OF SUCH PERSON, OR ANY CORPORATION OR OTHER ENTITY CREATED OR ORGANIZED UNDER ANY LAW OF THE UNITED STATES OR CANADA OR ANY POLITICAL SUBDIVISION THEREOF (COLLECTIVELY REFERRED TO AS "NORTH AMERICAN PERSONS") AT ANY TIME PRIOR TO THE EARLIER OF (i) THAT DATE ON WHICH THE SECURITIES BECOME REGISTERED UNDER THE SECURITIES ACT, ANY APPLICABLE STATE ACT, AND ANY APPLICABLE CANADIAN ACT; OR (ii) 40 DAYS AFTER TERMINATION OF THIS OFFERING PROVIDED THAT AS OF THE DATE OF TRANSFER, THE SECURITIES ARE DULY REGISTERED UNDER THE SECURITIES ACT, ANY APPLICABLE STATE ACT, AND ANY APPLICABLE CANADIAN ACT, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, ANY APPLICABLE STATE ACT, AND ANY APPLICABLE CANADIAN ACT IS AVAILABLE, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT REASONABLY SATISFACTORY TO IT.

                            NOCOPI TECHNOLOGIES, INC.

                            SERIES B PROMISSORY NOTE

                               Due March 31, 2000


No. 52                                                                $50,000.00

     FOR VALUE RECEIVED, the undersigned, Nocopi Technologies, Inc., a Maryland corporation (hereinafter "Maker"), promises to pay to Egger & Co. or order (hereinafter "Payee"), at Chase Manhattan Bank, 4 New York Plaza-11th Floor, New York, NY 10004 or at such other place as the holder of this Note may from time to time designate, the principal sum of Fifty Thousand Dollars ($50,000.00), payable as hereinafter provided, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     This Note is one of two Notes, designated the Series B Extended Notes, aggregating One Hundred and Twenty-Five Thousand Dollars ($125,000), issued by the Maker. All Series B Extended Notes shall rank pari passu in respect of payment of principal and interest and upon any dissolution, liquidation or winding-up of the Maker.

     The principal sum hereof shall be payable on March 31, 2000 (the "Maturity Date"), when all unpaid principal and interest shall become due and payable.

     Interest at the rate of Nine Percent (9%) per annum on the outstanding balance shall be payable semi-annually on September 30 and March 31 of each year, commencing on September 30, 1998, to the person in whose name this Note is registered at the close of business on the preceding August 15 or February 15, as the case may be. Interest shall accrue from the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the date of issuance of this Note. Interest hereon shall be computed on the basis of a 365-day year.

     IT IS FURTHER AGREED:

     1. Conversion Privilege.

        (a) The holder of this Note shall have the right, at such holder's option (but if such Note is called for redemption at the election of the Maker, then in respect of such amount called for redemption or exchange, only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption, provided that no default by the Maker in payment of the applicable Redemption Price) (including any accrued and unpaid dividends) or in the exchange of such Note, as the case may be, shall have occurred and be continuing) to convert this Note, or any portion of the principal amount thereof which is $25,000 or an integral multiple thereof, and accrued but unpaid interest thereon, into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the amount of principal and accrued interest being converted by the Conversion Price then in effect. The Conversion Price shall initially be equal to Twenty Cents ($0.20) per share.

        (b) In order to exercise the conversion privilege, the holder shall surrender this Note, accompanied by a proper assignment thereof to the Maker or in blank, at any of the offices or agencies maintained for such other purpose by the Maker ("Conversion Agent") and shall give written notice to the Maker at such Conversion Agent that the holder elects to convert this Note or a specified portion thereof. Such notice shall also state the name(s), together with address(es), in which the certificate(s) for shares of Common Stock which shall be issuable on such conversion shall be issued. As promptly as practicable after the surrender of this Note as aforesaid, the Maker shall issue and shall deliver at such Conversion Agent to such holder, or on his written order, a certificate(s) for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subparagraph (c) below. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which this Note shall have been so surrendered and such notice received by the Maker as aforesaid, and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder(s) of record of the Common Stock represented thereby at such time, unless the stock transfer books of the Maker shall be closed on the date on which this Note is so surrendered for conversion, in which event such conversion shall be deemed to have been effective immediately prior to the close of business on the next succeeding day on which such stock at the close of business on such later day. In either circumstance, such conversion shall be at the Conversion Price in effect on the date upon which this Note shall have been surrendered and such notice received by the Maker.

        (c) In case this Note shall be surrendered for conversion of only a portion of the principal amount thereof, the Maker shall execute and deliver to the holder of this Note, at the expense of the Maker, a new Note in the denomination or denominations ($50,000 and integral multiples thereof, plus one
Note in a lesser denomination, if required) as such holder may request in an aggregate principal amount equal to the unconverted portion of this Note.

     In the event the holder of this Note shall be entitled to receive a fractional interest in a share of Common Stock, except as otherwise provided herein the Maker shall either, in the sole discretion of its Board of Directors,
(i) round such fractional interest up to the next whole share of common stock, or (ii) deliver cash in the amount of the fair market value of such fractional interest.

     If, in lieu of fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of this Note, or any portion thereof, the Maker, pursuant to the terms of this subparagraph (c), shall deliver cash, the fair market value of a share of Common Stock shall be as determined by the Board of Directors of the Maker. The determination of the Board of Directors shall be conclusive and not subject to challenge by the holder of this Note. If more than one Series B Note shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal and/or interest amount to be converted pursuant to all Series B Extended Notes so surrendered by such holder.

        (d) The Conversion Price shall not be adjusted for (i) the grant or exercise of any stock option under either the Maker's Incentive Stock Option Plan or Stock Incentive Plan as in effect on May 15, 1998, or as thereafter amended, or (ii) the exercise of any other options, warrants or rights to acquire Common Stock granted by the Maker on or prior to May 15, 1998; provided that the Conversion Price shall be adjusted in other cases from time to time as follows:

            (i) In case the Maker shall pay or make a dividend or other distribution on any class of capital stock of the Maker in Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Maker but shall include all shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Maker will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Maker.

            (ii) In case the Maker shall issue rights or warrants to all holders of its Common Stock (not being available on an equivalent basis to holders of the Series B Extended Notes upon conversion) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in subparagraph (vi) below) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants (other than pursuant to a dividend reinvestment plan), the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Maker but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Maker will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Maker.

            (iii) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

            (iv) In case the Maker shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in subparagraph (ii) above, any dividend or distribution paid in cash out of the earned surplus of the Maker and any dividend or distribution referred to in subparagraph (i) above), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vi) below) of the Common Stock on the date fixed for such determination less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and shall be described in a statement filed with any Conversion Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. The foregoing provisions shall also be applicable to any rights plan of the Maker. In any case in which this subparagraph (iv) is applicable, subparagraph (ii) shall not be applicable.

            (v) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a consolidation or merger to which subparagraph (ix) below applies) shall be deemed to involve (A) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of subparagraph (iv) above), and (B) a subdivision or Common Stock outstanding immediately prior to such reclassification shall be deemed to the "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of subparagraph (iii) above).

            (vi) For the purpose of any computation under subparagraphs (ii) and
(iv) above, the current market price per share of Common Stock on any day shall be deemed to be the average of the daily closing prices for the five consecutive trading days selected by the Board of Directors commencing not more than twenty trading days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For this purpose, the term "ex" date, when used with respect to any issuance or distribution shall mean the first date on which the Common Stock trades regular way on the applicable exchange or in the applicable market without the right to receive such issuance or distribution. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose or, if the bid and asked prices in the over-the-counter market are not reported, the current market price per share of Common Stock shall be determined by the Board of Directors and such determination shall be final and conclusive.

            (vii) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this subparagraph (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided further, that adjustment shall be required and made in accordance with the provisions hereof not later than such time as may be required in order to preserve the tax-free nature (for purposes of United States Federal tax purposes) of a distribution to the holder of this Note or the holders of the Common Stock. All calculations shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. The Maker may make such reductions in the Conversion Price, in addition to those required by subparagraphs (i), (ii), (iii) and (iv) above, as it considers to be advisable in order to avoid or diminish any income tax (for purposes of United States Federal Income Tax) to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Maker shall have the power to resolve any ambiguity or correct any error with regard to the preceding sentence and its actions in so doing shall be conclusive and binding.

            (viii) Whenever the Conversion Price is adjusted as herein provided,
(A) the Maker shall promptly file with any Conversion Agent a certificate of the Maker's Chief Financial Officer setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (B) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall be given by the Maker to any Conversion Agent and mailed by the Maker to the holder of this Note at his last address as the same appears on the books of the Maker.

            (ix) In the case of any consolidation of the Maker with, or merger of the Maker into, any other entity, any merger which does not result in any reclassification, conversion, exchange, or cancellation of outstanding shares of Common Stock of the Maker) or any sale or transfer of all or substantially all of the assets of the Maker, the holder of this Note shall have the right thereafter to convert this Note, or any portion of the principal thereof and accrued interest thereon, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Maker into which this Note, or portion thereof, might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Maker is not an entity with which the Maker consolidated or into which the Maker merged or which merged into the Maker or to which such sale or transfer was made, as the case may be ("constituent entity"), or an affiliate of a constituent entity, and failed to exercise his rights of election, if any, to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Maker held immediately prior to such consolidation, merger, sale or transfer by others than a constituent entity or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subparagraph (ix) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If necessary, appropriate adjustment shall be made in application of the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Note, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Note. Any such adjustment shall be evidenced by a certificate of the Chief Financial Officer of the Maker and a notice of such adjustment filed and mailed in the manner set forth in subparagraph (viii) above, and each containing the information set forth in such subparagraph
(viii); and any adjustment so certified shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The above provisions shall similarly apply to successive consolidations, mergers, sales or transfers.

        For purposes of this paragraph 2, "Common Stock" includes any stock of any class of the Maker which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Maker and which is not subject to redemption by the Maker. However, subject to the provisions of subparagraph (ix) above, shares issuable on conversion of this Note shall include only shares of the class designated as Common Stock of the Maker at the date of issuance of this Note or shares of any reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Maker and which are not subject to redemption by the Maker; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such classifications bears to the total number of shares of all such classes resulting from all such reclassifications.

        In case:

        (A) the Maker shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

        (B) the Maker shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

        (C) of any reclassification of the Common Stock of the Maker (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Maker is a party and for which approval of any stockholders of the Maker is required, or of the sale or transfer of all or substantially all of the assets of the Maker; or

        (D) of the voluntary or involuntary dissolution, liquidation, or winding up of the Maker;

then the Maker shall cause to be filed with any Conversion Agent, and shall cause to be mailed to the holder of this Note at such holder's last address as the same appears on the books of the Maker, at least twenty (20) days (or at least ten (10) days in any case specified in clause (A) or (B) above) prior to the applicable record or effective date hereinafter specified, a notice stating
(A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (B) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses
(A) through (D) above.

        (e) Not less than seven (7) days prior to the Distribution Date, the Maker shall cause to be filed with any Conversion Agent, and shall cause to be mailed to the holder of this Note at such holder's last address as the same appears on the books of the Maker, a notice stating the date on which the Distribution Date is to occur, and briefly describing the import thereof. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described herein.

        (f) The Maker will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of this Note or any portion thereof pursuant hereto; provided, however, that the Maker shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of this Note and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Maker the amount of any such tax has been paid.

        (g) The Maker covenants that all shares of Common Stock which may be delivered upon conversions of this Note or portions thereof will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

        (h) The Maker covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of effecting conversions of this Note, the full number of shares of Common Stock deliverable upon the conversion of the total principal amount of this Note, plus accrued interest thereon, not theretofore converted. The issuance of shares of Common Stock upon conversion of this Note is authorized in all respects.

        (i) Prior to the conversion of this Note, the holder of this Note shall not be entitled to any rights of a stockholder of the Maker, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Maker, except as provided herein.

     2. Subordination.

        (a) The indebtedness evidenced by this Note, including the principal hereof and interest thereon, shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt of Maker as hereinafter defined, whether now outstanding or hereafter incurred, and any holder of this Note, by acceptance hereof, agrees to and shall be bound by the provisions of this paragraph. As used in this Note, the term "Senior Debt" shall mean not more than $2,000,000 in the aggregate of principal, premium if any, and interest on all indebtedness of the Maker regardless of whether incurred on, before or after the date of issuance of this Note (i) for money borrowed from any bank or similar financial institution, and evidenced by notes, bonds, debentures or other written obligations and such notes, bonds, debentures or other written obligations are interest bearing securities only and are not convertible or issued in connection with the issue of warrants or options, whether separate or attached, or some other rights to receive stock or participate in the earnings of the Maker in any form, including dividend distributions, and (ii) in connection with any renewals or extensions of any indebtedness described in (i) above; provided, however, that the terms does not include indebtedness which by the terms of the instrument creating or evidencing it is subordinated to or on a parity with the Series B Notes.

        (b) Upon any payment or distribution of assets of Maker of any kind or character, whether in cash, property, or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of Maker whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all principal, premium if any, and interest due upon all Senior Debt shall first be paid in full, or payment thereof provided for in money or money's worth, before the holder of this Note shall be entitled to retain any assets so paid or distributed in respect thereof (for principal or interest); and upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets of Maker of any kind or character whether in cash, property, or securities, to which the holder of this Note would be entitled, except for the provisions hereof, shall be paid by Maker or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holder of this Note, if received by such holder, direct to the holders of Senior Debt (pro rata to each such holder on the basis of the respective amounts of Senior Debt held by each such holder) or their representatives, to the extent necessary to pay all Senior Debt in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt, before any payment or distribution is made to the holder of this Note.

        (c) Subject to the payment in full of all Senior Debt, the holder of this Note shall be subrogated pro rata (based on respective amounts paid over for the benefit of the holders of Senior Debt as provided in subparagraph (b), above), with the holders of any other subordinated indebtedness of Maker that by its terms ranks pari passu with this Note and is entitled to like rights of subrogation, to the rights of holders of Senior Debt to receive payments or distribution of assets of Maker applicable to the Senior Debt until the principal of and interest on this Note shall be paid in full; and no payments or distributions on the Senior Debt pursuant to this paragraph shall, as between Maker, its creditors other than the holders of Senior Debt, and the holder this Note, be deemed to be a payment by Maker to or on account of this Note, it being understood that the provisions of this paragraph are and are intended solely for the purpose of defining the relative rights of the holder of this Note and the holders of the Senior Debt.

        (d) Nothing contained in this paragraph or elsewhere in this Note is intended to or shall impair the obligation of Maker which is absolute and unconditional, to pay to the holder of this Note the principal of and interest on this Note, as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the holder of this Note and creditors of Maker other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this paragraph of the holders of Senior Debt in respect of cash, property, or securities of Maker otherwise payable or delivered to such holder upon the exercise of any such remedy.

        (e) No payments on account of the principal or interest on this Note, or on account of the purchase or other acquisition of this Note if its maturity shall have been accelerated, shall be made, and no holder of this Note shall be entitled to receive any such payment, unless full payment of amounts then due for principal, premium if any, and interest on Senior Debt has been made or duly provided for in money or money's worth. No payment on account of principal or interest on this Note, or on account of the purchase or other acquisition of this Note if its maturity shall have been accelerated, shall be made, and no holder of this Note shall be entitled to receive any such payment, if, at the time of such payment or immediately after giving effect thereto, there shall exist under any Senior Debt or any agreement pursuant to which any Senior Debt is issued, any default or any condition, event or act, which, with notice or lapse of time, or both, would constitute a default or any such default or condition, event or act shall be the subject of a judicial proceeding, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, or such Senior Debt shall have been paid in full.

        (f) The provisions of this paragraph constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of Senior Debt; and such provisions are made for the benefit of the holders of Senior Debt and such holders are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions. In furtherance of the foregoing, each holder of Senior Debt (i) is hereby irrevocably authorized and empowered but shall not be obligated to demand, sue for, collect, receive and receipt for such holder's ratable share of all payments and distributions in respect of this Note which are required to be paid or delivered to holders of Senior Debt as provided herein, and to file and prove all such claims and take all such other action in the name of the holder of this Note or otherwise, as such holder of Senior Debt may determine to be necessary or appropriate for the enforcement of the rights provided herein, and (ii) may require the delivery to him by the holder of this Note of such other instruments conforming such authorizations and such powers of attorney, proofs of claim, assignments of claim and other instruments, and the taking of all such other action, as he may request in order to enable such holder of Senior Debt to enforce such holder's ratable share of all payments and distributions in respect to this Note. No present or future holder of Senior Debt shall be prejudiced in any way in the rights of such holder to enforce subordination of this Note by any act or failure to act on the part of Maker or any such holder.

     3. Redemption upon Change in Control.

        (a) In the event of any Change in Control, the holder of this Note shall have the right, at such holder's option, to require the Maker to redeem, and upon the exercise of such right the Maker shall redeem, all or any part of this Note (in increments of Fifty Thousand Dollars ($50,000) principal amount) on the date (the "Redemption Date") that is 100 calendar days after the date of such Change in Control at a price equal to the principal amount purchased plus accrued and unpaid interest to the Redemption Date.

        (b) On or before the 30th calendar day after any Change in Control, the Maker shall give notice thereof and of the redemption right set forth herein arising as a result thereof by first-class mail, postage pre-paid, to the holder of this Note at such holder's address appearing in the books of the Maker.

            Each notice of a redemption right shall state:

                (i)   the Redemption Date,

                (ii)  the redemption price,

                (iii) the date by which the redemption right must be exercised,
                      and

                (iv) a description of the procedure which the holder must follow to exercise a redemption right.

     No failure of the Maker to give the foregoing notice shall limit any holder's right to exercise a redemption right.

        (c) To exercise a redemption right, the holder shall deliver to the Maker (or an agent designated by the Maker for such purposes in the notice referred to above) on or before the 90th calendar day after the Change in Control (i) written notice of the holder's exercise of such right, which notice shall set forth the name of the holder, the principal amount to be redeemed and a statement that the option to exercise the redemption right is being made thereby, and (ii) this Note, duly endorsed for transfer to the Maker. Such written notice shall be irrevocable.

     In the event a redemption right shall be exercised in accordance with the terms hereof, the Maker shall pay or cause to be paid the price payable with respect to the principal amount as to which the redemption right has been exercised in cash to the holder on the Redemption Date. In the event that a redemption right is exercised with respect to less than the total principal amount of this Note, the Maker shall cause to be issued a new Note representing the principal amount of this Note which is not redeemed.

        (d) As used herein, (i) an "Affiliate" of or a Person "affiliated" with, a specified Person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with, the Person specified; (ii) an "Associate" of, or a Person "associated" with, any Person, means (1) any corporation or organization (other than the Maker or a subsidiary of the Maker) of which such person is an officer, employee or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any trust or other estate in which such Person has substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such Person or who is a director or officer of such Person or any of its parents or subsidiaries; (iii) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on May 15, 1998, promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934; (iv) a "Change in Control" of the Maker shall be deemed to have occurred at such time as any Person, together with any Affiliates or Associates, (other than Norman A. Gardner or entitles controlled by him, is or becomes the beneficial owner, directly or indirectly, of shares of stock of the Maker entitling such Person to exercise 55% or more of the total voting power of all classes of stock or the Maker entitled generally to vote in elections of directors; provided that such acquisition shall not be deemed to be a Change in Control if such acquisition results from a business combination, including a merger or consolidation or sale of all or substantially all assets, and following such business combination this Note thereafter is convertible solely into Common Stock (or like equity securities, exclusive of cash for fractional shares) of the Maker, or of the then ultimate parent company of the Maker, which Common Stock (or like equity securities) is publicly traded; and (v) "Person" means any individual, corporation, partnership, joint venture, association, join-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. Notwithstanding the provisions contained in this paragraph 3(d), the distribution, sale or exchange of shares of Common Stock which, at the date of issuance of this Note, are owned by Norman
A. Gardner or entities controlled by him shall not constitute a "Change in Control" as defined above.

     Except where inconsistent with the provisions of this paragraph 3, the prepayment provisions of paragraph 1 shall be applicable to redemptions under this paragraph 3.

     4. Events of Default. If one or more of the following events of default shall have occurred and be continuing,

        (a) default in the payment of any installment of interest or principal as and when the same shall become due and payable, and continuation of such default for a period of ninety (90) days; or

        (b) failure on the part of Maker duly to perform any other covenant or agreement on the part of Maker contained in this Note for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Maker by the holder of this Note; or

        (c) entry of a decree or order by a court having jurisdiction in the premises adjudging Maker a bankrupt or insolvent, or approving as properly filed a petition seeking a reorganization of Maker under any applicable federal or state law relating to bankruptcy, and continuation of such decree or order undischarged or unstayed for a period of ninety (90) days; or

        (d) entry of a decree or order by a court having jurisdiction in the premises for the appointment of a receiver or trustee or assignee in insolvency, bankruptcy or reorganization of Maker or of its property, or for the winding up or liquidation of its affairs, and continuation of such decree or order in force undischarged or unstayed for a period of ninety (90) days;

then, and in each and every such case, the holder of this Note may declare the principal of this Note to be due and payable immediately, and payment of such principal debt, or the unpaid principal balance thereof, and all accrued and unpaid interest thereon, together with all other sums due under the terms hereof, may be enforced and recovered at once.

     5. Payment of Expenses. Maker promises to pay all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with the collection of this Note upon a default by Maker and declaration by the holder of this Note that the principal balance hereof is immediately due and payable.

     6. Covenants of Maker.

        (a) Maker will pay all taxes, assessments and governmental charges lawfully levied or assessed upon it or its property, or any part thereof, or upon its income or profits, or any part thereof, before the same shall become delinquent, and will duly observe and conform to all lawful requirements of any government authority relative to any of its property, and all covenants, terms and conditions upon or under which any of its property is held; provided, however, that Maker shall have the right to pay such taxes, assessments or charges under protest and shall have the right to contest the amount of or validity of any such tax, assessment or charge by appropriate legal proceeding.

        (b) Maker will maintain its corporate existence and right to carry on its business and duly procure all necessary renewals and extensions thereof and use its best efforts to maintain, preserve and renew all rights, powers, privileges and franchises; provided, however, that nothing herein contained shall be construed to prevent the Maker from ceasing or omitting to exercise any rights, powers, privileges or franchises the continuing exercise of which in the opinion of Maker is no longer in the best interest of Maker.

        (c) Maker will keep and maintain all buildings, plants, motor vehicles and other property owned by it in such good condition, repair and working order and supplied with all such necessary equipment as in the judgment of Maker may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing herein contained shall prevent Maker from selling, abandoning or otherwise disposing of any building, plant, motor vehicle or other property whenever in the opinion of Maker the retention thereof is inadvisable or not necessary to the business of Maker.

        (d) Maker will insure and keep insured in a reasonable amount with reputable insurance companies so much of its properties as companies engaged in a similar business and to the extent such companies in accordance with good business practice customarily insure properties of a similar character against loss by fire or from other causes and, in addition, Maker will maintain in effect such public liability and property damage insurance as is customarily maintained in accordance with good business practice by companies engaged in similar business; or, in lieu thereof, Maker may maintain a system or systems of self-insurance which will accord with the approved practices of companies owning or operating properties of a similar character and maintaining such systems.

        (e) Maker covenants and agrees to provide to the holder of this Note copies of its annual financial statements, audited by independent certified public accountants, no later than fifteen (15) days after such annual reports are available for distribution.

        (f) Maker covenants and agrees to provide to the holder of this Note, within fifty (50) days after the close of each of its interim fiscal quarters, unaudited income statements and balance sheets relating to its operations during the previous quarter.

     7. Restriction on Transfer. This Note has not been registered under the Securities Act of 1933 and cannot be transferred without either registration or exemption from registration under that act and regulations promulgated thereunder.

     8. Waivers. Maker as maker of this Note waives presentment, demand, protest and notice of dishonor and protest.

     9. Notice. Any notice required or permitted to be given hereunder shall be deemed sufficiently given as of the date it is mailed, first-class mail, postage prepaid, if to the Maker to Nocopi Technologies, Inc., 537 Apple Street, W. Conshohocken, PA 19428-2903 with a copy to Jack H. Halperin, Esq. 317 Madison Ave., Suite 1421, New York, NY 10017 and if to Payee, to such address as appears in the Register of Series B Extended Notes maintained by the Maker. Notice of any change in address shall be deemed sufficiently given if given in accordance herewith.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the day of May, 1998.

                                              NOCOPI TECHNOLOGIES, INC.
                                              a Maryland corporation


ATTEST:                                   By:
                                              -------------------------
                                              Richard A. Check,
President


By:
    ------------------------------
       Joel A. Pinsky, Secretary